[LOGO] STATE STREET
       Serving Institutional Investors Worldwide(Service Mark)

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305       Payment Date: November 18, 1999
                                                 Record Date:   October 29, 1999

                        Summary of Available Information

                                                                                                                   Delivery
Name of Report or File                                        Preparer                           Frequency         Vehicles
----------------------                                        --------                           ---------         --------
Distribution Date Statement                                   Trustee                            Monthly           Web
Loan Schedule                                                 Trustee                            Monthly           Web
Loan Portfolio Stratifications                                Trustee                            Monthly           Web
Updated Mortgage Loan Schedule                                Servicer                           Monthly           Web
REO Status Report                                             Servicer                           Monthly           Web
Watch List                                                    Servicer                           Monthly           Web
Delinquent Loan Status                                        Servicer                           Monthly           Web
Historical Loan Modification Report                           Servicer                           Monthly           Web
Historical Loss Estimate Report                               Servicer                           Monthly           Web
Comparative Financial Report                                  Servicer                           Monthly           Web
CSSA Periodic Loan Update File                                Servicer                           Monthly           Web
Operating Statement Analysis                                  Servicer                           Quarterly         Upon Request
NOI Adjustment Worksheet                                      Servicer                           Annually          Upon Request

State Street Information Delivery Vehicles
Web Site:                                                     http://corporatetrust.statestreet.com
For other information delivery requests:                      informationdelivery@fmg-statestreet.com

Deal-Specific Contacts
Account Officer (trustee and paying agent questions):         David Shepherd                     (617) 662-1327
Account Administrator (analytics and collateral questions):   Lai Yee Yuen                       (617) 662-1302

Servicer                                                      The Chase Manhattan Bank           (212) 622-3009
Special Servicer                                              Orix Real Estate Capital Markets   (214) 290-2489

[LOGO] STATE STREET
       Serving Institutional Investors Worldwide(Service Mark)

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305       Payment Date: November 18, 1999
                                                 Record Date:   October 29, 1999

Trustee's Report to Certificateholders
Payment Summary

-------------------------------------------------------------------------------------------------------------
                               Pass-Through     Interest       Original           Beginning       Principal
Class               CUSIP          Rate           Type         Balance             Balance          Paid
-------------------------------------------------------------------------------------------------------------
 A-1              161582AA9       7.1340%        Fixed     $210,400,000.00     $208,739,456.33   $730,580.20
 A-2              161582AB7       7.4390%        Fixed     $816,865,579.00     $816,865,579.00      $0.00
  B               161582AD3       7.6190%        Fixed      $76,870,213.00     $76,870,213.00       $0.00
  C               161582AE1       7.6250%        Fixed      $62,893,811.00     $62,893,811.00       $0.00
  D               161582AF8       7.6250%        Fixed      $20,964,604.00     $20,964,604.00       $0.00
  E               161582AG6       7.7966%       Variable    $48,917,408.00     $48,917,408.00       $0.00
  F               161582AH4       7.7966%       Variable    $17,470,503.00     $17,470,503.00       $0.00
  G               161582AJ0       6.4000%        Fixed      $59,399,711.00     $59,399,711.00       $0.00
  H               161582AK7       6.4000%        Fixed      $10,482,302.00     $10,482,302.00       $0.00
  I               161582AL5       6.4000%        Fixed      $10,482,301.00     $10,482,301.00       $0.00
  J               161582AM3       6.4000%        Fixed      $20,964,604.00     $20,964,604.00       $0.00
  K               161582AN1       6.4000%        Fixed      $6,988,201.00       $6,988,201.00       $0.00
  L               161582AP6       6.4000%        Fixed      $8,735,252.00       $8,735,252.00       $0.00
  M               161582AQ4       6.4000%        Fixed      $26,205,752.00     $26,205,752.00       $0.00
  X*              161582AC5       0.5217%       Variable  $1,397,640,241.00   $1,395,979,697.33     $0.00
  R                  N/A          0.0000%       Residual        $0.00               $0.00           $0.00
-------------------------------------------------------------------------------------------------------------
                                                 Totals:  $1,397,640,241.00   $1,395,979,697.33  $730,580.20
                                                          ---------------------------------------------------
------------------------------------------------------------------------------
                           Interest           Total              Ending
Class                        Paid             Paid               Balance
------------------------------------------------------------------------------
 A-1                     $1,240,956.07    $1,971,536.27      $208,008,876.13
 A-2                     $5,063,885.87    $5,063,885.87      $816,865,579.00
  B                       $488,061.79      $488,061.79       $76,870,213.00
  C                       $399,637.76      $399,637.76       $62,893,811.00
  D                       $133,212.59      $133,212.59       $20,964,604.00
  E                       $317,822.80      $317,822.80       $48,917,408.00
  F                       $113,508.14      $113,508.14       $17,470,503.00
  G                       $316,798.46      $316,798.46       $59,399,711.00
  H                       $55,905.61       $55,905.61        $10,482,302.00
  I                       $55,905.61       $55,905.61        $10,482,301.00
  J                       $111,811.22      $111,811.22       $20,964,604.00
  K                       $37,270.41       $37,270.41         $6,988,201.00
  L                       $46,588.01       $46,588.01         $8,735,252.00
  M                       $139,764.01      $139,764.01       $26,205,752.00
  X*                      $606,900.21      $606,900.21      $1,395,249,117.13
  R                          $0.00            $0.00               $0.00
------------------------------------------------------------------------------
                Totals:  $9,128,028.56    $9,858,608.76     $1,395,249,117.13
                                           -----------------------------------
* Based on a Notional Balance


Distributions per Certificate
--------------------------------------------------------------------------------
            Beginning      Principal          Interest          Ending
Class    Certif. Factor  Distribution(1)    Distribution(1)  Certif. Factor
--------------------------------------------------------------------------------
 A-1       0.992107682     3.4723394       5.898080181       0.988635343
 A-2       1.000000000     0.0000000       6.199166669       1.000000000
  B        1.000000000     0.0000000       6.349166614       1.000000000
  C        1.000000000     0.0000000       6.354166708       1.000000000
  D        1.000000000     0.0000000       6.354166766       1.000000000
  E        1.000000000     0.0000000       6.497130837       1.000000000
  F        1.000000000     0.0000000       6.497130621       1.000000000
  G        1.000000000     0.0000000       5.333333356       1.000000000
  H        1.000000000     0.0000000       5.333333270       1.000000000
  I        1.000000000     0.0000000       5.333333779       1.000000000
  J        1.000000000     0.0000000       5.333333270       1.000000000
  K        1.000000000     0.0000000       5.333334001       1.000000000
  L        1.000000000     0.0000000       5.333333257       1.000000000
  M        1.000000000     0.0000000       5.333333308       1.000000000
  X*       0.998811895     0.0000000       0.434232066       0.998289171
  R            N/A            N/A              N/A               N/A
--------------------------------------------------------------------------------
(1)   represents net payment per certificate

--------------------------------------------------------------------------------
This report has been prepared by, or is based on information furnished to State Street Bank and Trust Company ("State Street") by, one or more third parties (e.g. Servicers, Master Servicer, etc.), and State Street has not independently verified information received from or prepared by any such third party. State Street shall not and does not undertake responsibility for the accuracy, completeness, or sufficiency of this report or the information contained herein for any purpose, and State Street makes no representations or warranties with respect thereto. The information in this report is presented here with the approval of the Issuer soley as a convience for the user, and should not be reiled upon withour further investigation by any user contemplating an investment decision with repsect to the related securities.

[LOGO] STATE STREET
       Serving Institutional Investors Worldwide(Service Mark)

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305       Payment Date: November 18, 1999
                                                 Record Date:   October 29, 1999

Trustee's Report to Certificateholders

Principal Detail

-------------------------------------------------------------------------------------------------------------------------------
                    Beginning         Scheduled     Unscheduled       Other Principal/     Total Principal    Realized Losses/
   Class             Balance          Principal      Principal        Cash Adjustments     Distrib. Amount      Balance Adj.
-------------------------------------------------------------------------------------------------------------------------------
    A-1          $208,739,456.33     $730,580.20       $0.00                $0.00            $730,580.20           $0.00
    A-2          $816,865,579.00        $0.00          $0.00                $0.00               $0.00              $0.00
     B           $76,870,213.00         $0.00          $0.00                $0.00               $0.00              $0.00
     C           $62,893,811.00         $0.00          $0.00                $0.00               $0.00              $0.00
     D           $20,964,604.00         $0.00          $0.00                $0.00               $0.00              $0.00
     E           $48,917,408.00         $0.00          $0.00                $0.00               $0.00              $0.00
     F           $17,470,503.00         $0.00          $0.00                $0.00               $0.00              $0.00
     G           $59,399,711.00         $0.00          $0.00                $0.00               $0.00              $0.00
     H           $10,482,302.00         $0.00          $0.00                $0.00               $0.00              $0.00
     I           $10,482,301.00         $0.00          $0.00                $0.00               $0.00              $0.00
     J           $20,964,604.00         $0.00          $0.00                $0.00               $0.00              $0.00
     K            $6,988,201.00         $0.00          $0.00                $0.00               $0.00              $0.00
     L            $8,735,252.00         $0.00          $0.00                $0.00               $0.00              $0.00
     M           $26,205,752.00         $0.00          $0.00                $0.00               $0.00              $0.00
     X*         $1,395,979,697.33       $0.00          $0.00                $0.00               $0.00              $0.00
     R                $0.00             $0.00          $0.00                $0.00               $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------------
  Totals:       $1,395,979,697.33    $730,580.20       $0.00                $0.00            $730,580.20           $0.00
             ------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                     Reimbursement of                 Ending             Cumulative
   Class        Prior loss/additional exp.           Balance          Realized Losses
---------------------------------------------------------------------------------------
    A-1                   $0.00                  $208,008,876.13           $0.00
    A-2                   $0.00                  $816,865,579.00           $0.00
     B                    $0.00                   $76,870,213.00           $0.00
     C                    $0.00                   $62,893,811.00           $0.00
     D                    $0.00                   $20,964,604.00           $0.00
     E                    $0.00                   $48,917,408.00           $0.00
     F                    $0.00                   $17,470,503.00           $0.00
     G                    $0.00                   $59,399,711.00           $0.00
     H                    $0.00                   $10,482,302.00           $0.00
     I                    $0.00                   $10,482,301.00           $0.00
     J                    $0.00                   $20,964,604.00           $0.00
     K                    $0.00                   $6,988,201.00            $0.00
     L                    $0.00                   $8,735,252.00            $0.00
     M                    $0.00                   $26,205,752.00           $0.00
     X*                   $0.00                 $1,395,249,117.13          $0.00
     R                    $0.00                       $0.00                $0.00
---------------------------------------------------------------------------------------
  Totals:                 $0.00                 $1,395,249,117.13          $0.00
             --------------------------------------------------------------------------

Interest Detail

-----------------------------------------------------------------------------------------------------------
                     Accrued        Beg. Unpaid      Prepayment     Current Interest   Prepayment Premium/
   Class        Certif. Interest     Interest      Int. Shortfall      Shortfalls       Yield Maintenance
-----------------------------------------------------------------------------------------------------------
    A-1           $1,240,956.07        $0.00            $0.00             $0.00               $0.00
    A-2           $5,063,885.87        $0.00            $0.00             $0.00               $0.00
     B             $488,061.79         $0.00            $0.00             $0.00               $0.00
     C             $399,637.76         $0.00            $0.00             $0.00               $0.00
     D             $133,212.59         $0.00            $0.00             $0.00               $0.00
     E             $317,822.80         $0.00            $0.00             $0.00               $0.00
     F             $113,508.14         $0.00            $0.00             $0.00               $0.00
     G             $316,798.46         $0.00            $0.00             $0.00               $0.00
     H             $55,905.61          $0.00            $0.00             $0.00               $0.00
     I             $55,905.61          $0.00            $0.00             $0.00               $0.00
     J             $111,811.22         $0.00            $0.00             $0.00               $0.00
     K             $37,270.41          $0.00            $0.00             $0.00               $0.00
     L             $46,588.01          $0.00            $0.00             $0.00               $0.00
     M             $139,764.01         $0.00            $0.00             $0.00               $0.00
     X*            $606,900.21         $0.00            $0.00             $0.00               $0.00
     R                $0.00            $0.00            $0.00             $0.00               $0.00
-----------------------------------------------------------------------------------------------------------
   Totals:        $9,128,028.56        $0.00            $0.00             $0.00               $0.00
             ----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
               Deferred     Excess     Total Interest      Cum. Unpaid
   Class       Interest    Interest    Distr. Amount    Interest Shortfall
--------------------------------------------------------------------------
    A-1         $0.00       $0.00      $1,240,956.07          $0.00
    A-2         $0.00       $0.00      $5,063,885.87          $0.00
     B          $0.00       $0.00       $488,061.79           $0.00
     C          $0.00       $0.00       $399,637.76           $0.00
     D          $0.00       $0.00       $133,212.59           $0.00
     E          $0.00       $0.00       $317,822.80           $0.00
     F          $0.00       $0.00       $113,508.14           $0.00
     G          $0.00       $0.00       $316,798.46           $0.00
     H          $0.00       $0.00        $55,905.61           $0.00
     I          $0.00       $0.00        $55,905.61           $0.00
     J          $0.00       $0.00       $111,811.22           $0.00
     K          $0.00       $0.00        $37,270.41           $0.00
     L          $0.00       $0.00        $46,588.01           $0.00
     M          $0.00       $0.00       $139,764.01           $0.00
     X*         $0.00       $0.00       $606,900.21           $0.00
     R          $0.00       $0.00          $0.00              $0.00
--------------------------------------------------------------------------
   Totals:      $0.00       $0.00      $9,128,028.56          $0.00
             -------------------------------------------------------------

[LOGO] STATE STREET
       Serving Institutional Investors Worldwide(Service Mark)

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305       Payment Date: November 18, 1999
                                                 Record Date: October 29, 1999

Trustee's Report to Certificateholders

Delinquency Statistics

              ------------------------------------------------------------------
              One Month     Two Months   Three+Months   Foreclosures   Total
--------------------------------------------------------------------------------
# of Loans       0               0             0             0           0
--------------------------------------------------------------------------------
Ending APB      0.00           0.00          0.00           0.00        0.00
--------------------------------------------------------------------------------

   Appraisal Reduction

                                       -----------------------------------------
                                        Current Total       Cumulative Total
--------------------------------------------------------------------------------
Loan Number     0        0       0
--------------------------------------------------------------------------------
Amount         0.00     0.00   0.00         0.00                  0.00
--------------------------------------------------------------------------------

Liquidated Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------------
       Loan Number        Aggregate Liquidation Proceeds     Proceeds allocable to certificates      Collateral Support Deficit
------------------------------------------------------------------------------------------------------------------------------------
   No Liquidated Loans                0.00                                 0.00                                  0.00
------------------------------------------------------------------------------------------------------------------------------------
   No Liquidated Loans                0.00                                 0.00                                  0.00
------------------------------------------------------------------------------------------------------------------------------------

REO Properties (which a Final Recovery Determination has been made)

------------------------------------------------------------------------------------------------------------------------------------
       Loan Number        Aggregate Liquidation Proceeds     Proceeds allocable to certificates      Collateral Support Deficit
------------------------------------------------------------------------------------------------------------------------------------
  No REO Properties                   0.00                                 0.00                                  0.00
------------------------------------------------------------------------------------------------------------------------------------
  No REO Properties                   0.00                                 0.00                                  0.00
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Aggregate amount of monies collected by Servicer with respect to REO property during the Collection Period                  0.00
====================================================================================================================================

====================================================================================================================================
Aggr. of all Liquidation Proceeds and other amt. received in connection with Final Recovery Determination                   0.00
====================================================================================================================================

Mortgage Loans which were defeased during the related Due Period
--------------------------------------------------------------------------------
       Loan Number           NA                      NA              NA
--------------------------------------------------------------------------------

[LOGO] STATE STREET
       Serving Institutional Investors Worldwide(Service Mark)

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305       Payment Date: November 18, 1999
                                                 Record Date:   October 29, 1999

Trustee's Report to Certificateholders

------------------------------------------------------------------------------------------------------------------------
Available Distribution Amount                                                                              9,858,609.30
------------------------------------------------------------------------------------------------------------------------

Collateral Information:
------------------------------------------------------------------------------------------------------------------------
                                                                    Current Period               Current Period
                                          Closing                     Beginning                      Ending
                                          -------                     ---------                      ------
Stated Principal Balance              1,397,640,242.00            1,395,979,698.19               1,395,249,117.99
Actual Principal Balance                                                                         1,395,257,622.61
Loan Count                                                               205                     205

Gross WAC                                                                       7.90565%
Net WAC                                                                         7.84656%
Gross WAC for next period                                                       0.00000%

WAM                                                                                 0.00
------------------------------------------------------------------------------------------------------------------------

Interest Reserve Account:
--------------------------------------------------------------------------------
Beginning Balance                                                          0.00
Deposits                                                                   0.00
Withdrawals                                                                0.00
Ending Balance                                                             0.00
--------------------------------------------------------------------------------

Advances:
------------------------------------------------------------------------------------------------------------------------
Aggregate P&I Advances                                                                                         89,407.30
Aggregate unreimbursed P&I Advances outstanding as of close of business on distribution date                   89,407.30
Interest accrued and payable to Master Servicer in respect of unreimbursed P&I Advances                             0.00
Interest Payable to Master Servicer on Advances                                                                     0.00
Aggregate Amount of interest on Servicing Advances paid to the Special Servicer                                     0.00
------------------------------------------------------------------------------------------------------------------------

Servicing and Trustee Fees:
------------------------------------------------------------------------------------------------------------------------
Aggregate Amount of servicing compensation paid to Master Servicer                                             67,581.11
Aggregate Amount of servicing compensation paid to Special Servicer                                                 0.00
Aggregate Amount of servicing compensation paid to Sub-Servicer directly out of trust fund                          0.00
Sub-Servicing Fee (included in Master Servicing Fee)                                                                0.00
Trustee Fees
------------------------------------------------------------------------------------------------------------------------

Speed History
---------------------------------------------
                                    CPR
                                     %
---------------------------------------------
   1 month                         0.00%
---------------------------------------------
   3 month                         0.00%
---------------------------------------------
   6 month                         0.00%
---------------------------------------------
   12 month                        0.00%
---------------------------------------------
     Life                          0.00%
---------------------------------------------

Aggregate Amount Of:
================================================================================
Liquidation Proceeds                                                        0.00
Insurance Proceeds                                                          0.00
Principal Recovery Fees                                                     0.00
Additional Trust Fund Expenses                                              0.00
Additional Interest                                                         0.00
Net Default Interest                                                        0.00
================================================================================

[LOGO] STATE STREET
       Serving Institutional Investors Worldwide(Service Mark)

   Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305       Payment Date: November 18, 1999
                                                   Record Date: October 29, 1999

Trustee's Report to Certificateholders

                                   Original/Current Ratings
---------------------------------------------------------------------------------------------------
                  Original DCR   Current DCR   Original Fitch   Current Fitch     Original Moody's
      Class                                                       19990925
---------------------------------------------------------------------------------------------------
       A-1                                         AAA              AAA
       A-2                                         AAA              AAA
        B                                           AA               AA
        C                                           A                A
        D                                           A-               A-
        E                                          BBB              BBB
        F                                          BBB-             BBB-
        G                                           NR               NR
        H                                           NR               NR
        I                                           NR               NR
        J                                           NR               NR
        K                                           NR               NR
        L                                           NR               NR
        M                                           NR               NR
        X*                                         AAA               AAA
        R
---------------------------------------------------------------------------------------------------

                     Original/Current Ratings
-------------------------------------------------------------------------
                Current Moodys    Original S&P         Current S&P
      Class                                             19990925
-------------------------------------------------------------------------
       A-1                           AAA                  AAA
       A-2                           AAA                  AAA
        B                             AA                   AA
        C                             A                    A
        D                             A-                   A-
        E                            BBB                  BBB
        F                            BBB-                 BBB-
        G                             NR                   NR
        H                             NR                   NR
        I                             NR                   NR
        J                             NR                   NR
        K                             NR                   NR
        L                             NR                   NR
        M                             NR                   NR
        X*                            AAA                 AAA
        R
-------------------------------------------------------------------------

Subordinate Support Percentage & Original Class Maturity @ 0% CPR
--------------------------------------------------------------------------------
              Orig. Class Maturity    Original Subordinate   Current Subordinate
      Class   @ 0% CPR                Support Percentage     Support Percentage
      -----   --------                ------------------     ------------------
       A-1      08/15/2007              26.500%                  26.545%
       A-2      08/15/2009              26.500%                  26.545%
        B       08/15/2009              21.000%                  21.036%
        C       08/15/2009              16.500%                  16.528%
        D       08/15/2009              15.000%                  15.026%
        E       08/15/2011              11.500%                  11.520%
        F       08/15/2011              10.250%                  10.268%
        G                                6.000%                  6.010%
        H                                5.250%                  5.259%
        I                                4.500%                  4.508%
        J                                3.000%                  3.005%
        K                                2.500%                  2.504%
        L                                1.875%                  1.878%
        M                                0.000%                  0.000%
        X*                                 NA                      NA
        R                                  NA                      NA
--------------------------------------------------------------------------------